Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2007

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

		Page(s)

i.	Basis of Presentation	i - iii

I.	Financial Highlights	1

II.	Income Statements
	a. Consolidated Statements of Income - Quarterly	2
	b. Consolidated Statements of Income - YTD	3
	c. Consolidated Segment Data	4-5
	d. Gross Premium Written by Segment by Line of Business	6
	e. Segment Consecutive Quarters	7

III.	Balance Sheets
	a. Consolidated Balance Sheets	8
	b. Summary of Investment Portfolio Information	9
	c. Investment Portfolio Composition	10
	d. Investment Portfolio: Investment Performance	11
	e. Reinsurance Recoverable Analysis	12-13

IV.	Loss Reserve Analysis
	a. Paid to Incurred Analysis	14
	b. Paid to Incurred Analysis by Segment	15
	c. Segment Consecutive Quarters	16-17

V.	Share Analysis
	a. Earnings Per Common Share Analysis - As Reported	18
	b. Diluted Book Value Per Common Share Analysis - As-If Converted Method	19
	c. Diluted Book Value Per Common Share Analysis - Treasury Method	20

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•     In January 2007, the Company announced a strategic reorganization of the AXIS Insurance segment to further strengthen its global operations.  As a result, the Company’s segment reporting has been modified effective January 1, 2007 to reflect the reorganization of AXIS Insurance.  The data presented in this supplement reflects the AXIS Insurance reorganization.  The Company will continue to report overall results based on its two operating segments: Insurance and Reinsurance.

•     All financial information contained herein is unaudited, except for the consolidated balance sheets and statements of income relating to the year ended December 31, 2006.

•     Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.  Amounts may not reconcile due to small rounding differences

•     Return on average common equity (“ROACE”) is calculated by dividing the net income available to common shareholders for the period by the average common shareholders’ equity  determined using the shareholders’ equity balances at the beginning and the end of the period.

•     The debt to capitalization ratio is calculated by dividing the company’s senior notes by the total capital. Total capital represents the sum of equity (common equity and preferred equity) plus debt.

•     Annualized effective investment yield is calculated by dividing the investment income generated by the average balance of invested assets.

•     NM - Not meaningful; NR - Not reported; NA - Not applicable

REGULATION G

This investor financial supplement includes the presentation of dilutive book value per common share calculated using the “if converted method”.  This item is a non-GAAP financial measure as defined in Regulation G. The reconciliation of diluted book value per common share to basic book value per common share in accordance with Regulation G is included on page 18. Management has included this non-GAAP financial measure because it takes into account the effect of the full converstion of our outstanding stock options, warrants, restrcited stock and phantom stock units. As we have no present plans to reacquire such dilutive securities, the calculation assumes the retention of all proceeds upon exercise and the resulting issuance of common shares remain outstanding. Because we had dilutive common shares outstanding in each of the periods presented, we believe diluted book value per share provides useful information for investors to measure shareholder returns.

Cautionary Note Regarding Forward-Looking Statements:

This financial supplement may contain forward-looking statements which involve inherent risks and uncertainties.  Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements.  These statements are based on current plans, estimates and expectations. Actual results may differ materially from those included in such forward-looking statements and therefore you should not place undue reliance on them.  A non-exclusive list of other important factors that could cause actual results to differ materially from those in such forward-looking statements is set forth in our most recent annual report on Form 10-K, quarterly report on Form 10-Q and our other documents on file with the Securities and Exchange Commission.  AXIS undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

i

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment provides insurance coverage on a worldwide basis.  The following are the lines of business in our insurance segment:

Property: provides physical damage and business interruption coverage for industrial and commercial properties and physical damage, business interruption and liability coverage for onshore energy properties and operations. The book consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for hull, liability, cargo and specie and recreational marine risks. These risks include property damage or physical loss to ships, pollution damage caused by vessels on a sudden and accidental basis, protection for general cargo and the contents of armored cars, vaults, exhibitions and museums, and specific war related risks. This line of business also provides physical damage, business interruption and liability coverage for offshore energy property and operations.

Terrorism: provides coverage for physical damage and associated business interruption of an insured following an act of terrorism.

Aviation: includes hull and liability and specific war coverage for passenger and cargo airlines and privately owned aircraft as well as select aviation product liability coverage.

Political risk: generally provides protection against sovereign default or sovereign actions resulting in impairment of cross-border investments for banks and major corporations. It also provides protection on structured credit based transactions where lenders seek to mitigate some of the non-payment risk of their borrowers.

Professional lines: primarily consists of coverage for directors’ and officers’ liability, errors and omissions liability and employment practices liability.

Liability: primarily targets casualty risks in the U.S. excess and surplus lines markets. Target classes include mercantile, manufacturing and building/premises, with particular emphasis on commercial and consumer products, commercial construction and miscellaneous general liability.

Accident & Health: primarily provides employee medical coverage for self-insured, small and medium sized employers for losses in excess of a retention.

ii

REINSURANCE SEGMENT

Our reinsurance segment provides property and casualty reinsurance to insurance companies on a worldwide basis. The following are the lines of business we write on both a treaty and facultative basis:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our ceding company clients which is principally property exposure. This business also consists of contracts covering non-property exposures, including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril.

Property: includes reinsurance written on both a pro rata and a per risk basis and covers underlying personal lines and commercial property exposures. Property pro rata treaty reinsurance covers a cedent’s aggregate losses from all events in the covered period on a proportional basis. Property per risk treaty reinsurance reinsures a portfolio of particular property risks of ceding companies on an excess of loss basis.

Professional liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice and miscellaneous errors and omissions insurance risks.

Credit and bond: consists principally of reinsurance of trade credit insurance products and includes both proportional and excess-of loss structures. The underlying insurance indemnifies sellers of goods and services against a payment default by the buyer of those goods and services. Also included in this book is coverage for ceding insurers against losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world, but predominantly in Europe.

Motor liability: provides coverage to insurers for motor liability losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty lines, including auto liability, general liability, personal and commercial umbrella and workers’ compensation.

Other: covers claims arising from aviation, engineering, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Three months ended June 30,			Six months ended June 30,
		2007	2006	Change	2007	2006	Change
HIGHLIGHTS	Gross premiums written	$959,378	$995,380	(3.6)%	$2,262,001	$2,160,120	4.7%
	Gross premiums written - Insurance	63.9%	63.3%	0.6%	46.4%	49.4%	(3.0)%
	Gross premiums written - Reinsurance	36.1%	36.7%	(0.6)%	53.6%	50.6%	3.0%
	Net premiums written	755,342	820,732	(8.0)%	1,894,700	1,813,060	4.5%

	Net premiums earned	$693,941	$679,099	2.2%	$1,379,245	$1,312,693	5.1%
	Net premiums earned - Insurance	43.0%	47.6%	(4.6)%	44.5%	49.2%	(4.7)%
	Net premiums earned - Reinsurance	57.0%	52.4%	4.6%	55.5%	50.8%	4.7%
	Net income available to common shareholders	$251,590	$223,400	12.6%	$479,168	$418,585	14.5%

	Reserve for losses and loss expenses	5,360,064	4,835,161	10.9%	5,360,064	4,835,161	10.9%
	Total shareholders’ equity	4,693,882	3,818,723	22.9%	4,693,882	3,818,723	22.9%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.69	$1.49	13.3%	$3.20	$2.80	14.3%
	Diluted earnings per common share	$1.51	$1.37	10.4%	$2.88	$2.56	12.6%
	Weighted average common shares outstanding	149,027	149,765	(0.5)%	149,727	149,541	0.1%
	Diluted weighted average common shares outstanding	166,320	163,325	1.8%	166,175	163,442	1.7%
	Book value per common share	$28.35	$22.15	28.0%	$28.35	$22.15	28.0%
	Diluted book value per common share (if converted method)	$25.76	$20.68	24.5%	$25.76	$20.68	24.5%

FINANCIAL RATIOS	ROACE, net income available to common shareholders [a]	24.1%	27.6%	(3.5)%	23.6%	26.4%	(2.8)%
	Net loss and loss expense ratio	51.7%	54.8%	(3.1)%	54.5%	55.7%	(1.2)%
	Acquisition cost ratio	13.8%	15.0%	(1.2)%	14.1%	14.6%	(0.5)%
	General and administrative expense ratio	9.9%	8.5%	1.4%	9.5%	8.6%	0.9%
	Combined ratio	75.4%	78.3%	(2.9)%	78.1%	78.9%	(0.8)%

INVESTMENT DATA	Total assets	$14,928,974	$12,799,050	16.6%	$14,928,974	$12,799,050	16.6%
	Total cash and investments [b]	$10,125,566	$8,277,969	22.3%	$10,125,566	$8,277,969	22.3%

	Net investment income	113,685	91,663	24.0%	238,965	185,231	29.0%
	Investment income from other investments	3,358	5,465	(38.6)%	28,670	18,870	51.9%
	Net realized investment losses	4,656	9,777	(52.4)%	4,356	20,706	(79.0)%
	Total return on invested assets [c]	0.0%	0.4%	(0.4)%	1.5%	0.4%	1.1%
	Annualized effective yield of invested assets	5.0%	4.7%	0.3%	5.0%	4.6%	0.4%

[a]  Percentages presented are annualized for the period where applicable.

[b]  Cash and investments represents the total cash, fixed maturity investments, other investments, accrued interest receivable and net payable for investments purchased.

[c]  In calculating total return, we include net investment income, net realized investment gains and losses and the change in unrealized gains and losses generated by our average invested assets.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q2 2005
UNDERWRITING REVENUES
Gross premiums written	$959,378	$1,302,622	$714,006	$734,910	$995,380	$767,293
Premiums ceded	(204,036)	(163,265)	(143,800)	(128,997)	(174,648)	(151,497)
Net premiums written	755,342	1,139,357	570,206	605,913	820,732	615,796

Gross premiums earned	876,640	852,003	865,748	858,310	837,456	778,597
Ceded premiums amortized	(182,699)	(166,699)	(176,951)	(165,530)	(158,357)	(154,184)
Net premiums earned	693,941	685,304	688,797	692,780	679,099	624,413
Other insurance related income	693	1,940	1,027	804	438	(5,451)
Total underwriting revenues	694,634	687,244	689,824	693,584	679,537	618,962

UNDERWRITING EXPENSES
Net losses and loss expenses	358,723	392,797	329,257	365,958	371,982	322,853
Acquisition costs	95,745	98,139	91,808	103,615	101,832	85,471
General and administrative expenses	54,390	50,266	71,128	48,303	46,374	42,739
Total underwriting expenses	508,858	541,202	492,193	517,876	520,188	451,063
UNDERWRITING INCOME	185,776	146,042	197,631	175,708	159,349	167,899

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	113,685	125,280	123,082	98,787	91,663	58,001
Net realized (losses) gains on investments	(4,656)	301	(3,274)	(1,722)	(9,777)	1,831
Interest expense	(14,169)	(15,144)	(8,315)	(8,239)	(8,315)	(7,818)
Total other operating revenue	94,860	110,437	111,493	88,826	73,571	52,014

OTHER (EXPENSES) REVENUE
Net foreign exchange gains (losses)	6,883	2,391	7,078	(2,738)	18,901	(27,226)
Corporate expenses [a]	(14,184)	(12,340)	(15,730)	(20,167)	(11,283)	(14,057)
Total other (expenses) revenue	(7,301)	(9,949)	(8,652)	(22,905)	7,618	(41,283)

INCOME BEFORE INCOME TAXES	273,335	246,530	300,472	241,629	240,538	178,630
Income tax expense	(12,519)	(9,747)	(10,302)	(6,181)	(7,912)	(5,785)
NET INCOME	$260,816	$236,783	$290,170	$235,448	$232,626	$172,845
Preferred share dividends	(9,226)	(9,204)	(9,212)	(9,226)	(9,226)	—
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$251,590	$227,579	$280,958	$226,222	$223,400	$172,845
COMPREHENSIVE INCOME	$176,248	$259,296	$300,205	$347,354	$200,285	$221,984

KEY RATIOS/PER COMMON SHARE DATA

Net loss and loss expense ratio	51.7%	57.3%	47.8%	52.8%	54.8%	51.7%
Acquisition cost ratio	13.8%	14.3%	13.3%	15.0%	15.0%	13.7%
General and administrative expense ratio [a]	9.9%	9.1%	12.6%	9.9%	8.5%	9.1%
Combined ratio	75.4%	80.7%	73.7%	77.7%	78.3%	74.5%
Weighted average basic shares outstanding	149,027	150,433	150,006	149,884	149,765	140,567
Weighted average diluted shares outstanding	166,320	166,035	165,986	164,701	163,325	153,638
Basic earnings per common share	$1.69	$1.51	$1.87	$1.51	$1.49	$1.23
Diluted earnings per common share	$1.51	$1.37	$1.69	$1.37	$1.37	$1.13

ROACE [b]	24.1%	22.6%	29.8%	26.0%	27.6%	22.6%

[a]  Corporate expenses are included in the calculation of the general and administrative expense ratio.

[b]  Percentages presented are annualized for the period.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME  - YTD

	Six months ended			Year ended
	June 30, 2007	June 30, 2006	June 30, 2005	December 31, 2006	December 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$2,262,001	$2,160,120	$1,965,992	$3,609,036	$3,393,885
Premiums ceded	(367,301)	(347,060)	(288,125)	(619,857)	(734,896)
Net premiums written	1,894,700	1,813,060	1,677,867	2,989,179	2,658,989

Gross premiums earned	1,728,644	1,629,826	1,539,690	3,353,884	3,278,266
Ceded premiums amortized	(349,399)	(317,133)	(289,687)	(659,614)	(724,583)
Net premiums earned	1,379,245	1,312,693	1,250,003	2,694,270	2,553,683
Other insurance related income (loss)	2,633	1,062	(5,519)	2,893	(5,085)
Total underwriting revenues	1,381,878	1,313,755	1,244,484	2,697,163	2,548,598

UNDERWRITING EXPENSES
Net losses and loss expenses	751,521	730,640	667,143	1,425,855	2,051,129
Acquisition costs	193,884	191,536	176,772	386,959	337,383
General and administrative expenses	104,656	90,143	85,203	209,574	166,113
Total underwriting expenses	1,050,061	1,012,319	929,118	2,022,388	2,554,625
UNDERWRITING INCOME (LOSS)	331,817	301,436	315,366	674,775	(6,027)

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	238,965	185,231	110,759	407,100	256,712
Net realized (losses) gains on investments	(4,356)	(20,706)	438	(25,702)	(16,912)
Interest expense	(29,312)	(16,400)	(15,897)	(32,954)	(32,447)
Total other operating revenue (expenses)	205,297	148,125	95,300	348,444	207,353

OTHER REVENUE (EXPENSES)
Net foreign exchange gains (losses)	9,274	28,165	(50,644)	32,505	(54,090)
Corporate expenses	(26,524)	(22,925)	(25,895)	(58,822)	(46,729)
Total other revenue (expenses)	(17,250)	5,240	(76,539)	(26,317)	(100,819)

INCOME BEFORE INCOME TAXES	519,864	454,801	334,127	996,902	100,507
Income tax expense	(22,266)	(17,359)	(9,483)	(33,842)	(6,067)
NET INCOME	$497,598	$437,442	$324,644	$963,060	$94,440
Preferred share dividends	(18,430)	(18,857)	—	(37,925)	(4,379)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$479,168	$418,585	$324,644	$925,765	$90,061
COMPREHENSIVE INCOME	$435,543	$348,661	$311,474	$996,220	$3,687

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	54.5%	55.7%	53.4%	52.9%	80.3%
Acquisition cost ratio	14.1%	14.6%	14.1%	14.4%	13.2%
General and administrative expense ratio [a]	9.5%	8.6%	8.9%	10.0%	8.3%
Combined ratio	78.1%	78.9%	76.4%	77.3%	101.8%
Weighted average basic shares outstanding	149,727	149,541	143,584	149,745	143,226
Weighted average diluted shares outstanding	166,175	163,442	157,014	164,394	157,524
Basic earnings per share	$3.20	$2.80	$2.26	$6.18	$0.63
Diluted earnings per share	$2.88	$2.56	$2.07	$5.63	$0.57
ROAE, net income [b]	23.6%	26.4%	20.3%	26.7%	2.9%

[a] Corporate expenses are included in the calculation of the general and administrative expense ratio.

[b] Percentages presented are annualized for the period.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Three months ended June 30, 2007			Six Months ended June 30, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$612,671	$346,707	$959,378	$1,049,159	$1,212,842	$2,262,001
Net premiums written	406,885	348,457	755,342	688,931	1,205,769	1,894,700

Gross premiums earned	479,874	396,766	876,640	958,716	769,928	1,728,644
Ceded premiums amortized	(181,629)	(1,070)	(182,699)	(345,538)	(3,861)	(349,399)
Net premiums earned	298,245	395,696	693,941	613,177	766,068	1,379,245
Other insurance related income	360	333	693	1,127	1,506	2,633
Total underwriting revenues	298,605	396,029	694,634	614,304	767,574	1,381,878

UNDERWRITING EXPENSES
Net losses and loss expenses	133,568	225,155	358,723	319,520	432,001	751,521
Acquisition costs	27,442	68,303	95,745	62,791	131,093	193,884
General and administrative expenses	39,167	15,223	54,390	74,690	29,966	104,656
Total underwriting expenses	200,177	308,681	508,858	457,001	593,060	1,050,061

UNDERWRITING INCOME	$98,428	$87,348	$185,776	$157,303	$174,514	$331,817

KEY RATIOS
Net loss and loss expense ratio	44.8%	56.9%	51.7%	52.1%	56.4%	54.5%
Acquisition cost ratio	9.2%	17.3%	13.8%	10.2%	17.1%	14.1%
General and administrative expense ratio	13.1%	3.8%	7.8%	12.2%	3.9%	7.6%
Corporate expense ratio			2.1%			1.9%
Combined ratio	67.1%	78.0%	75.4%	74.5%	77.4%	78.1%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006	Q2 2005
INSURANCE SEGMENT

Property	$223,884	$138,396	$166,109	$145,334	$201,330	$128,471	$163,256
Marine	70,183	77,892	32,790	54,904	81,326	73,739	44,298
Terrorism	17,082	12,787	19,751	18,454	27,214	16,420	23,165
Aviation & aerospace	10,940	16,140	33,639	15,384	25,175	39,194	34,911
Political risk	56,720	28,977	88,877	35,955	70,747	14,050	36,491
Professional lines	161,371	97,325	135,947	112,469	151,557	93,780	129,392
Liability	67,627	53,483	67,986	57,559	67,265	61,163	79,509
Accident & health	4,864	11,488	5,597	13,057	4,991	10,233	1,960

TOTAL INSURANCE SEGMENT	$612,671	$436,488	$550,696	$453,116	$629,605	$437,050	$512,982

REINSURANCE SEGMENT
Catastrophe	$142,602	$244,125	$17,404	$100,759	$118,432	$227,501	$94,277
Property	78,817	147,159	79,096	53,933	103,953	101,580	76,914
Professional lines	59,060	88,426	48,214	49,431	83,348	93,442	38,779
Credit and bond	8,789	104,119	3,284	1,889	3,008	89,483	7,420
Motor	9,080	81,131	2,961	5,896	7,985	67,329	1,576
Liability	30,973	145,929	6,996	48,640	35,863	113,120	24,691
Other	17,386	55,245	5,355	21,246	13,186	35,235	10,654

TOTAL REINSURANCE SEGMENT	$346,707	$866,134	$163,310	$281,794	$365,775	$727,690	$254,311

TOTAL	$959,378	$1,302,622	$714,006	$734,910	$995,380	$1,164,740	$767,293

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q2 2005
UNDERWRITING REVENUES
Gross premiums written	$612,671	$436,488	$550,696	$453,116	$629,605	$512,982
Net premiums written	406,885	282,046	406,605	323,618	455,026	365,103
Gross premiums earned	$479,874	$478,842	$507,546	$490,150	$479,769	$463,620
Ceded premiums amortized	(181,629)	(163,910)	(175,771)	(162,449)	(156,198)	(150,582)
Net premiums earned	298,245	314,932	331,775	327,701	323,571	313,038
Other insurance related income / (loss)	360	767	284	412	438	(5,301)
Total underwriting revenues	298,605	315,699	332,059	328,113	324,009	307,737

UNDERWRITING EXPENSES
Net losses and loss expenses	133,568	185,952	150,449	182,280	147,785	148,697
Acquisition costs	27,442	35,348	34,996	40,796	38,754	30,150
General and administrative expenses	39,167	35,523	51,847	36,141	34,873	30,409
Total underwriting expenses	200,177	256,823	237,292	259,217	221,412	209,256

UNDERWRITING INCOME	$98,428	$58,876	$94,767	$68,896	$102,597	$98,481

KEY RATIOS
Net loss and loss expense ratio	44.8%	59.0%	45.3%	55.6%	45.7%	47.5%
Acquisition cost ratio	9.2%	11.2%	10.5%	12.4%	12.0%	9.6%
General and administrative expense ratio	13.1%	11.3%	15.6%	11.0%	10.8%	9.7%
Combined ratio	67.1%	81.5%	71.4%	79.0%	68.5%	66.8%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q2 2005
UNDERWRITING REVENUES
Gross premiums written	$346,707	$866,134	$163,310	$281,794	$365,775	$254,311
Net premiums written	348,457	857,311	163,601	282,295	365,706	250,693
Gross premiums earned	$396,766	$373,161	$358,202	$368,160	$357,687	$314,977
Ceded premiums amortized	(1,070)	(2,789)	(1,180)	(3,081)	(2,159)	(3,602)
Net premiums earned	395,696	370,372	357,022	365,079	355,528	311,375
Other insurance related income / (loss)	333	1,173	743	392	—	(150)
Total underwriting revenues	396,029	371,545	357,765	365,471	355,528	311,225

UNDERWRITING EXPENSES
Net losses and loss expenses	225,155	206,845	178,808	183,678	224,197	174,156
Acquisition costs	68,303	62,791	56,812	62,819	63,078	55,321
General and administrative expenses	15,223	14,743	19,281	12,162	11,501	12,330
Total underwriting expenses	308,681	284,379	254,901	258,659	298,776	241,807

UNDERWRITING INCOME	$87,348	$87,166	$102,864	$106,812	$56,752	$69,418

KEY RATIOS
Net loss and loss expense ratio	56.9%	55.8%	50.1%	50.3%	63.1%	55.9%
Acquisition cost ratio	17.3%	17.0%	15.9%	17.2%	17.7%	17.8%
General and administrative expense ratio	3.8%	4.0%	5.4%	3.3%	3.2%	4.0%
Combined ratio	78.0%	76.8%	71.4%	70.8%	84.0%	77.7%

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006
ASSETS
Investments:
Fixed maturity investments, available for sale, at fair value	$7,219,836	$6,805,333	$6,532,723	$6,523,009	$6,009,431
Other investments, at fair value	1,106,409	1,094,828	1,130,664	714,381	627,721
Total investments	8,326,245	7,900,161	7,663,387	7,237,390	6,637,152
Cash and cash equivalents	1,837,675	2,090,834	1,989,287	1,640,914	1,615,448
Accrued interest receivable	82,151	68,056	76,967	65,235	68,381
Insurance and reinsurance premium balances receivable	1,604,193	1,507,855	1,125,822	1,233,125	1,409,988
Reinsurance recoverable balances	1,217,807	1,307,609	1,293,660	1,315,395	1,271,452
Reinsurance recoverable balances on paid losses	119,904	94,284	65,494	49,287	121,091
Deferred acquisition costs	346,318	345,904	251,799	272,110	290,627
Prepaid reinsurance premiums	259,474	238,359	241,821	274,972	309,881
Securities lending collateral	916,388	895,832	794,149	1,010,846	909,807
Goodwill and intangible assets	62,511	28,786	29,041	34,543	35,500
Other assets	156,308	134,757	133,860	120,385	129,723
TOTAL ASSETS	$14,928,974	$14,612,437	$13,665,287	$13,254,202	$12,799,050

LIABILITIES
Reserve for losses and loss expenses	$5,360,064	$5,186,191	$5,015,113	$4,995,074	$4,835,161
Unearned premiums	2,548,743	2,466,213	2,015,556	2,167,364	2,289,140
Insurance and reinsurance balances payable	250,248	286,068	294,374	287,445	333,547
Securities lending payable	914,466	893,692	791,744	1,006,806	904,974
Senior notes	499,207	499,180	499,144	499,127	499,100
Liability under repurchase agreement	400,000	400,000	400,000	—	—
Net payable for investments purchased	120,505	92,608	62,185	47,781	43,012
Other liabilities	141,859	146,738	174,524	109,656	75,393
TOTAL LIABILITIES	10,235,092	9,970,690	9,252,640	9,113,253	8,980,327

SHAREHOLDERS’ EQUITY
Series A and B preferred shares	500,000	500,000	500,000	500,000	500,000
Common shares	1,849	1,880	1,875	1,875	1,873
Additional paid-in capital	1,850,047	1,936,518	1,929,406	1,923,169	1,913,566
Accumulated other comprehensive loss	(106,693)	(22,125)	(44,638)	(54,673)	(166,580)
Retained earnings	2,448,711	2,225,474	2,026,004	1,770,578	1,569,864
Treasury shares, at cost	(32)	—	—	—	—
TOTAL SHAREHOLDERS’ EQUITY	4,693,882	4,641,747	4,412,647	4,140,949	3,818,723
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$14,928,974	$14,612,437	$13,665,287	$13,254,202	$12,799,050

Book value per common share	$28.35	$27.54	$26.09	$24.27	$22.15

Debt (Senior notes) to total capitalization	9.6%	9.7%	10.2%	10.8%	11.6%

Debt plus preferred shares to total capitalization	19.2%	19.4%	20.3%	21.5%	23.1%

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

As of June 30, 2007

	Amortized	Unrealized	Unrealized
TYPE OF INVESTMENT	Cost	Gains	Losses	Fair Value	Percentage
U.S. government and agency securities	$1,246,716	$586	($22,402)	$1,224,900	12.1%
Non U.S. government securities	160,309	10,592	(5,046)	165,855	1.6%
Corporate debt securities	1,582,198	11,085	(15,859)	1,577,424	15.6%
Mortgage-backed securities	3,179,775	1,835	(76,428)	3,105,182	30.7%
Asset-backed securities	573,431	121	(2,599)	570,953	5.6%
Municipals	507,648	97	(4,715)	503,030	5.0%
Mortgage derivatives [a]	72,582	152	(242)	72,492	0.7%
Total Fixed Maturities	$7,322,659	$24,468	($127,291)	$7,219,836	71.3%
Cash, net of unsettled trades	727,067	—	—	727,067	7.2%
Total Invested Assets	$8,049,726	$24,468	($127,291)	$7,946,903	78.5%
Operating Cash Balances	990,103	—	—	990,103	9.8%
Total Cash and Fixed Maturities	$9,039,829	$24,468	($127,291)	$8,937,006	88.3%
Other Investments				1,106,409	10.9%
Accrued interest receivable				82,151	0.8%
Total Cash and Investments				$10,125,566	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value	Percentage
AAA	$5,439,652	75.3%
AA	497,141	6.9%
A	584,205	8.1%
BBB	698,838	9.7%
Total	$7,219,836	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value	Percentage
Within one year	$539,848	7.5%
From one to five years	1,846,621	25.6%
From five to ten years	770,709	10.7%
Above ten years	314,031	4.3%
Asset-backed and mortgage-backed securities	3,748,627	51.9%
Total	$7,219,836	100.0%

OTHER INVESTMENTS	Cost	Fair Value	Percentage
Life settlement contracts	$377,767	$374,925	33.9%
Hedge funds	210,000	250,290	22.6%
Collateralized loan obligations	252,667	226,840	20.5%
Credit funds	142,375	169,435	15.3%
Short duration high yield fund	65,000	74,675	6.7%
Other	10,850	10,244	1.0%
Total	$1,058,659	$1,106,409	100.0%

[a]  Reflects securities classified as mortgage derivatives under FAS 149. Unrealized gains/losses on these securities are recorded as realized gains/losses on the statement of operations.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO COMPOSITION

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
TYPE OF INVESTMENT	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency securities	12.1%	12.0%	12.2%	14.6%	16.7%	18.5%
Non U.S. government securities	1.6%	1.7%	1.6%	1.7%	1.7%	1.2%
Corporate debt securities	15.6%	14.7%	14.7%	14.3%	15.2%	15.9%
Mortgage-backed securities	30.7%	30.0%	29.7%	31.0%	29.5%	28.8%
Asset-backed securities	5.6%	5.9%	5.6%	5.3%	4.5%	4.4%
Municipals	5.0%	3.5%	3.9%	6.0%	4.4%	4.8%
Mortgage derivatives	0.7%	0.5%	—	0.3%	0.5%	2.2%
Total Fixed Maturities	71.3%	68.3%	67.7%	73.2%	72.5%	75.8%
Cash, net of unsettled trades	7.2%	9.4%	8.4%	3.7%	2.0%	1.7%
Total Invested Assets	78.5%	77.7%	76.1%	76.9%	74.5%	77.5%
Operating Cash Balances	9.8%	10.7%	11.5%	14.2%	17.0%	14.9%
Total Cash and Fixed Maturities	88.3%	88.4%	87.6%	91.1%	91.5%	92.4%
Other Investments	10.9%	11.0%	11.7%	8.0%	7.6%	6.8%
Accrued interest receivable	0.8%	0.6%	0.7%	0.9%	0.9%	0.8%
Total Cash and Investments	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
AAA	75.3%	76.8%	79.3%	77.6%	78.2%	78.2%
AA	6.9%	5.5%	4.8%	4.6%	4.5%	3.3%
A	8.1%	6.9%	7.3%	9.7%	8.8%	9.8%
BBB	9.7%	10.8%	8.6%	8.1%	8.5%	8.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	7.5%	7.3%	8.0%	5.7%	5.6%	6.5%
From one to five years	25.6%	25.6%	24.6%	26.8%	30.7%	31.3%
From five to ten years	10.7%	11.6%	13.0%	13.2%	13.5%	12.3%
Above ten years	4.3%	2.1%	2.2%	4.3%	2.7%	3.3%
Asset-backed and mortgage-backed securities	51.9%	53.4%	52.2%	50.0%	47.5%	46.6%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

PORTFOLIO CHARACTERISTICS OF INVESTED ASSETS	As of or for the three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006
Annualized effective yield of invested assets	5.0%	4.9%	4.8%	4.8%	4.7%	5.1%
Yield to maturity of invested assets	5.5%	5.5%	5.1%	5.1%	5.4%	5.1%
Average duration of invested assets	3.2 yrs	3.1 yrs	3.0 yrs	3.1 yrs	3.3 yrs	3.2 yrs
Average credit quality of invested assets	AA+	AA+	AA+	AA+	AA+	AAA

AXIS Capital Holdings Limited

INVESTMENT PERFORMANCE

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q1 2006

Aggregate AXIS Capital Invested Assets	(0.03)%	1.50%	1.26%	3.03%	0.38%	(0.01)%
Composite Benchmark [a]	(0.18)%	1.46%	1.17%	3.17%	0.18%	(0.20)%
	0.15%	0.04%	0.09%	(0.14)%	0.20%	0.19%
Individual portfolios

Total return liquidity portfolio	0.84%	1.32%	1.18%	1.95%	0.88%	0.64%
Merrill Lynch 1-3 year Treasury Index	0.71%	1.41%	0.98%	1.96%	0.64%	0.39%
	0.13%	(0.09)%	0.20%	(0.01)%	0.24%	0.25%

Total return intermediate duration portfolios	(0.38)%	1.57%	1.31%	3.33%	0.28%	(0.17)%
Customized benchmark [b]	(0.35)%	1.58%	1.26%	3.42%	0.12%	(0.26)%
	(0.03)%	(0.01)%	0.05%	(0.09)%	0.16%	0.09%

Total return long duration portfolios [c]	n/a	n/a	1.49%	3.88%	(0.02)%	(0.59)%
Customized benchmark [b]	n/a	n/a	1.45%	3.81%	(0.08)%	(0.64)%
			0.04%	0.07%	0.06%	0.05%

Total return U.S. combined portfolios	(0.32)%	1.51%	1.07%	3.22%	0.08%	(0.06)%
Customized benchmark [b]	(0.33)%	1.41%	1.13%	3.26%	0.15%	(0.18)%
	0.01%	0.10%	(0.06)%	(0.04)%	(0.07)%	0.12%

Total return Euro portfolio	(0.44)%	0.59%	0.22%	1.67%	(0.04)%	(0.59)%
Merrill Lynch 1-7 year EMU Gov’t Index	(0.46)%	0.71%	0.01%	1.43%	0.10%	(0.76)%
	0.02%	(0.12)%	0.21%	0.24%	(0.14)%	0.17%

[a] The return for the composite benchmark is calculated using the market value weighted average of each individual portfolio’s benchmark.

[b] The benchmarks are customized to reflect the desired duration and composition of the portfolio.   Benchmarks may be adjusted frequently.

[c] The assets in the long duration portfolio were transitioned to an intermediate portfolio and measured against the intermediate benchmark as of January 1st, 2007.

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006	Q2 2005

Reinsurance recoverable on paid losses and loss expenses:
Insurance	104,913	75,233	46,442	27,065	85,473	10,233
Reinsurance	14,991	19,051	19,052	22,222	35,619	28,626
Total	$119,904	$94,284	$65,494	$49,287	$121,092	$38,859

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	409,259	586,485	661,211	677,279	703,357	221,045
Reinsurance	—	—	—	—	—	—
Total	$409,259	$586,485	$661,211	$677,279	$703,357	$221,045

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	819,925	734,041	647,022	635,202	565,697	390,305
Reinsurance	22,621	21,081	19,425	18,137	17,620	5,733
Total	$842,546	$755,122	$666,447	$653,339	$583,317	$396,038

Provision against reinsurance recoverables:
Insurance	(19,944)	(19,944)	(19,944)	(794)	(2,604)	(7,917)
Reinsurance	(14,054)	(14,054)	(14,054)	(14,429)	(12,619)	—
Total	$(33,998)	$(33,998)	$(33,998)	$(15,223)	$(15,223)	$(7,917)

Net reinsurance recoverables:
Insurance	1,314,153	1,375,815	1,334,731	1,338,752	1,351,923	613,666
Reinsurance	23,558	26,078	24,423	25,930	40,620	34,359
Total	$1,337,711	$1,401,893	$1,359,154	$1,364,682	$1,392,543	$648,025

AXIS Capital Holdings Limited

Reinsurance Recoverable Analysis

Consolidated Reinsurance Recoverable	June 30, 2007
			Gross		Provision	Provision
			Recoverable		against	against Reinsurance
	Gross		Net of		Reinsurance	Recoverable as %	Net
Categories	Recoverable	Collateral	Collateral	% of Total	Recoverables	of Gross Recoverable	Recoverable
Top 10 reinsurers	$828,574	$(72,989)	$755,585	61.5%	$(22,796)	2.8%	$805,778
Other reinsurers balances > $20 million	166,717	(4,637)	$162,080	13.2%	(1,000)	0.6%	$165,717
Other reinsurers balances < $20 million	376,418	(65,546)	$310,872	25.3%	(10,202)	2.7%	$366,216
Total	$1,371,709	$(143,173)	$1,228,536	100.0%	$(33,998)	6.1%	$1,337,711

At June 30, 2007, 95.6% (December 31, 2006: 96.0%) of the reinsurers were rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total
Swiss Reinsurance America Corporation	15.9%
Transatlantic Reinsurance Co.	8.7%
Partner Reinsurance Co of US	8.0%
XL Reinsurance America Inc	7.6%
Hannover Rueckversicherung AG	4.3%
Berkley Insurance Company	4.2%
Lloyd’s of London	4.1%
GE Frankona Rueckversicherungs Aktiengesellschaft	4.1%
Endurance Reinsurance Corporation of America	2.4%
General Reinsurance Corporation	2.2%
61.5%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS

	Three months ended June 30, 2007			Six months ended June 30, 2007
	Gross	Recoveries	Net	Gross	Recoveries	Net

Reserve for losses and loss expenses
Beginning of period	$5,186,191	$(1,401,893)	3,784,298	$5,015,113	$(1,359,154)	3,655,959

Incurred	467,313	(108,590)	358,723	947,578	(196,057)	751,521

Paid	(301,817)	172,772	(129,045)	(614,161)	217,500	(396,661)

Foreign exchange loss	8,377	—	8,377	11,534	—	11,534

End of period [a]	$5,360,064	$(1,337,711)	$4,022,353	$5,360,064	$(1,337,711)	$4,022,353

Paid to incurred percentage	64.6%	159.1%	36.0%	64.8%	110.9%	52.8%

[a] As at June 30, 2007, the gross reserve for losses and loss expenses included IBNR of $3,721.5 million, or 69.4%, of total gross reserves for loss and loss expenses.  As at December 31, 2006, the comparable amount was $3,183.3 million, or 63.5%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS BY SEGMENT TOTAL

	Three months ended June 30, 2007			Six months ended June 30, 2007
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$184,760	$117,057	$301,817	$366,615	$247,546	$614,161
Reinsurance recoveries received	(170,522)	(2,250)	(172,772)	(215,250)	(2,250)	(217,500)

Net losses paid	14,238	114,807	129,045	151,365	245,296	396,661

Change in:
Reported case reserves	(75,880)	3,854	(72,026)	(157,208)	(47,116)	(204,324)
IBNR	133,548	103,974	237,522	304,785	232,956	537,741
Reinsurance recoveries on unpaid loss and loss expense reserves	61,662	2,520	64,182	20,578	865	21,443

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$133,568	$225,155	$358,723	$319,520	$432,001	$751,521

Gross reserve for losses and loss expenses	$3,319,952	$2,040,112	$5,360,064	$3,319,952	$2,040,112	$5,360,064

Prior years favorable reserve development	$55,814	$41,006	$96,820	$84,541	$78,243	$162,784

Key Ratios

Net paid to net incurred percentage	10.7%	51.0%	36.0%	47.4%	56.8%	52.8%

Net paid losses / Net premiums earned	4.8%	29.0%	18.5%	24.7%	32.0%	28.8%
Change in net loss and loss expense reserves / Net premiums earned	40.0%	27.9%	33.1%	27.4%	24.4%	25.7%
Net loss and loss expense ratio	44.8%	56.9%	51.7%	52.1%	56.4%	54.5%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS
INSURANCE

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006

Gross losses paid	$184,760	$181,854	$210,172	$163,642	$263,846
Reinsurance recoveries received	(170,522)	(44,729)	(80,865)	(117,506)	(100,001)

Net losses paid	14,238	137,125	129,307	46,136	163,845

Change in:
Reported case reserves	(75,880)	(81,327)	(14,096)	(30,212)	(84,982)
IBNR	133,548	171,237	31,217	153,183	24,336
Reinsurance recoveries on unpaid loss and loss expense reserves	61,662	(41,084)	4,021	13,173	44,586

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$133,568	$185,951	$150,449	$182,280	$147,785

Gross reserve for losses and loss expenses	$3,319,952	$3,260,711	$3,171,746	$3,152,082	$3,028,932

Prior years favorable reserve development	$55,814	$28,727	$15,459	$27,940	$58,186

Key Ratios

Net paid to net incurred percentage	10.7%	73.7%	85.9%	25.3%	110.9%

Net paid losses / Net premiums earned	4.8%	43.5%	39.0%	14.1%	50.6%
Change in Net loss and loss expense reserves / Net premiums earned	40.0%	15.5%	6.3%	41.5%	-4.9%
Net loss and loss expense ratio	44.8%	59.0%	45.3%	55.6%	45.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES:  PAID TO INCURRED ANALYSIS
REINSURANCE

	Three months ended
	Q2 2007	Q1 2007	Q4 2006	Q3 2006	Q2 2006

Gross losses paid	$117,057	$130,490	$189,958	$147,766	$155,835
Reinsurance recoveries received	(2,250)	—	(2,376)	(15,000)	(41,750)

Net losses paid	114,807	$130,490	187,582	132,766	114,085

Change in:
Reported case reserves	3,854	(50,972)	(94,506)	(23,293)	(21,107)
IBNR	103,974	128,983	84,225	59,517	92,842
Reinsurance recoveries on unpaid loss and loss expense reserves	2,520	(1,655)	1,507	14,688	38,377

TOTAL NET INCURRED LOSSES AND LOSS EXPENSES	$225,155	$206,846	$178,808	$183,678	$224,197

Reserve for losses and loss expenses	$2,040,112	$1,925,480	$1,843,367	$1,842,992	$1,806,229

Prior years favorable reserve development	$41,006	$37,237	$18,971	$28,626	$6,284

Key Ratios

Net paid to net incurred percentage	51.0%	63.1%	104.9%	72.3%	50.9%

Net paid losses / Net premiums earned	29.0%	35.2%	52.5%	36.4%	32.1%
Change in Net loss and loss expense reserves / Net premiums earned	27.9%	20.6%	(2.4)%	13.9%	31.0%
Net loss and loss expense ratio	56.9%	55.8%	50.1%	50.3%	63.1%

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006

Net income available to common shareholders	$251,590	$223,400	$479,168	$418,585

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares outstanding	149,027	149,765	149,727	149,541

Dilutive share equivalents:
Warrants	13,304	11,006	12,844	11,320
Options	2,484	1,780	2,339	1,906
Restricted stock	1,505	774	1,265	675
Diluted weighted average common shares outstanding	166,320	163,325	166,175	163,442

EARNINGS PER COMMON SHARE
Basic	$1.69	$1.49	$3.20	$2.80
Diluted	$1.51	$1.37	$2.88	$2.56

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION
DILUTED BOOK VALUE PER COMMON SHARE - IF CONVERTED METHOD

	As at
	June 30, 2007	December 31, 2006

IF CONVERTED METHOD [a]

Shareholders’ equity	$4,693,882	$4,412,647
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	4,193,882	3,912,647

Basic common shares outstanding	147,924	149,982

Book value per common share	$28.35	$26.09

Diluted book value on an “if converted basis”:
Common shareholders’ equity	$4,193,882	$3,912,647
add in:
proceeds on exercise of options	90,012	96,485
proceeds on exercise of warrants	244,275	244,363
Adjusted shareholders’ equity	4,528,169	4,253,495

If converted diluted shares outstanding
Common shares outstanding	147,924	149,982
add in:
exercise of warrants [b]	19,651	19,644
exercise of options [c]	4,855	5,147
vesting of restricted stock	3,328	2,229
vested phantom stock units	53	46
Diluted common shares outstanding	175,811	177,048

Diluted book value per common share	$25.76	$24.02

Diluted book value, excluding accumulated other comprehensive loss

If converted common shareholders’ equity	$4,528,169	$4,251,821
Add: accumulated other comprehensive loss	106,693	44,638
If converted shareholders’ equity excluding accumulated other comprehensive loss	$4,634,862	$4,296,459

Diluted common shares outstanding	175,811	177,048
Diluted book value excluding accumulated other comprehensive loss - “if converted method”	$26.36	$24.27

[a]  This method assumes that proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b] The weighted average exercise price per share at June 30, 2007 and December 31, 2006 was $12.43 and $12.44 respectively.

[c] The weighted average exercise price per share at June 30, 2007 and December 31, 2006 was $18.54 and $18.75, respectively..

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD

	As at
	June 30, 2007	December 31, 2006

TREASURY STOCK METHOD [a]
Closing price per share	$40.65	$33.37

Shareholders’ equity	$4,693,882	$4,412,647
Less: preferred equity	(500,000)	(500,000)
Common shareholders’ equity	$4,193,882	$3,912,647

Basic common shares outstanding	147,924	149,982

Book value per common share	$28.35	$26.09

Diluted book value on an “treasury stock method”
Common shareholders’ equity	$4,193,882	$3,912,647
Basic common shares outstanding	147,924	149,982
add in:
warrants outstanding [b]	19,651	19,644
options outstanding [c]	4,855	5,147
restricted stock outstanding	3,328	2,229
phantom stock units	53	46
less:
warrants bought back via treasury method	(6,009)	(7,323)
options bought back via treasury method	(2,214)	(2,892)
Diluted common shares outstanding	167,588	166,833

Diluted book value per common share	$25.02	$23.45

Diluted book value, excluding accumulated other comprehensive loss

Common shareholders’ equity	4,193,882	3,912,647
Add: accumulated other comprehensive loss	106,693	44,638
Shareholders’ equity excluding accumulated other comprehensive loss	4,300,575	3,957,285

Diluted shares outstanding - “treasury stock method”	167,588	166,833
Diluted book value excluding other accumulated comprehensive loss - “treasury stock method”	$25.66	$23.71

[a]  This method assumes that proceeds received upon exercise of options and warrants will be used to repurchase the Company’s common shares at the closing market price.  Unvested restricted stock is also added to determine the diluted common shares outstanding.

[b] The weighted average exercise price per share at June 30, 2007 and December 31, 2006 was $12.43 and $12.44 respectively.

[c] The weighted average exercise price per share at June 30, 2007 and December 31, 2006 was $18.54 and $18.75, respectively.